UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant
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Filed by a Party other than the Registrant
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Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

Biostage, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a6(i)(1) and 0-11.

BIOSTAGE, INC.
84 October Hill Road, Suite 11
Holliston, Massachusetts 01746-1371
May 2, 2022
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of Biostage, Inc. to be held on Wednesday, June 22, 2022 at 8:00 am. Due to the continuing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our partners and stockholders, the Annual Meeting will be held by virtual meeting only. You will not be able to attend the Annual Meeting in person. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/BSTG2022, you must enter the control number found on your proxy card, voting instruction or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. We expect to resume in person shareholder meetings in successive years. At the Annual Meeting, we will be voting on the matters described in this Proxy Statement.
We are using the Internet as our primary means of furnishing the proxy materials to our shareholders. This process expedites the delivery of proxy materials, materials remain easily accessible to shareholders, and shareholders receive clear instructions for receiving materials and voting.
We are mailing the Notice of Internet Availability of Proxy Materials to shareholders on or about May 2, 2022. The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2021 (referred to herein collectively as the Proxy Materials) are available at www.proxyvote.com.
The Notice of Internet Availability of Proxy Materials contains instructions for our shareholders’ use of this process, including how to access our Proxy Statement and 2021 Annual Report and how to vote, including online or by mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. In addition, the Notice of Internet Availability of Proxy Materials contains instructions on how you may (i) receive a paper copy of the Proxy Statement and the Company’s Annual Report on Form 10-K, if you received only a Notice of Internet Availability of Proxy Materials this year, or (ii) elect to receive your Proxy Statement and Annual Report only over the Internet, if you received them by mail this year.
If you are unable to attend the meeting virtually, it is still important that your shares be represented and voted. To assure your representation at the meeting, regardless of the number of shares you own, PLEASE VOTE THROUGH THE INTERNET, BY TELEPHONE OR BY MAIL. Any shareholder who attends the virtual meeting may vote through the meeting website, even if he or she has voted through the Internet, by telephone or by mail.
The Annual Meeting has been called for the following purposes:
1.
To elect two Director nominees as Class III Directors, nominated by the Board of Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2025 and until such Director’s successor is duly elected and qualified or until her earlier resignation or removal;

2.
To consider and vote, on a non-binding advisory basis, as to the approval of the compensation of our named executive officers;

3.
To consider and vote, on a non-binding advisory basis, as to the frequency of future advisory votes on the compensation of our named executive officers; and

4.
To consider and vote upon such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Our Board of Directors recommends that you vote “FOR” the election of each of the nominees of the Board of Directors as a Director of Biostage, Inc.
Our Board of Directors recommends that you vote “FOR” the non-binding approval of the compensation of our named executive officers as disclosed in this proxy statement.
Our Board of Directors recommends a vote of “1 YEAR” for the non-binding approval of the frequency of future advisory votes on the compensation of our named executive officers.
The Board of Directors has fixed the close of business on April 25, 2022 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof.
YOUR VOTE IS IMPORTANT. OUR ANNUAL MEETING WILL BE HELD AS A VIRTUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.
Sincerely,
David Green,
Interim Chief Executive Officer, Director, and Chairman

BIOSTAGE, INC.
84 October Hill Road, Suite 11
Holliston, Massachusetts 01746-1371
(774) 233-7300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 22, 2022

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Biostage, Inc. (the Company) will be held on Wednesday, June 22, 2022 at 8:00 a.m. Eastern Time. Due to the continuing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our partners and stockholders, the Annual Meeting will be held by virtual meeting only. You will not be able to attend the Annual Meeting in person. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/BSTG2022, you must enter the control number found on your proxy card, voting instruction or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. We expect to resume in person shareholder meetings in successive years. The Annual Meeting will have the following purposes:
1.
To elect two Director Nominees as Class III Directors, nominated by the Board of Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2025 and until such Director’s successor is duly elected and qualified or until her earlier resignation or removal;

2.
To consider and vote, on a non-binding advisory basis, as to the approval of the compensation of our named executive officers;

3.
To consider and vote, on a non-binding advisory basis, as to the frequency of future advisory votes on the compensation of our named executive officers; and

4.
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 25, 2022 as the record date for determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Only holders of record of our Common Stock at the close of business on that date will be entitled to notice of, and to vote at, the Annual Meeting and any adjournments or postponements thereof. Each of the items of business listed above is more fully described in the proxy statement that accompanies this notice.
In the event there are not sufficient shares to be voted in favor of any of the foregoing proposals at the time of the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies.
The Board of Directors of Biostage, Inc. recommends that you vote “FOR” the election of each of the nominees of the Board of Directors as a Director of Biostage, Inc.
Our Board of Directors recommends that you vote “FOR” the non-binding approval of the compensation of our named executive officers as disclosed in this proxy statement.
Our Board of Directors recommends a vote of “1 YEAR” for the non-binding approval of the frequency of future advisory votes on the compensation of our named executive officers.
Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting to be Held on Wednesday, June 22, 2022: The Proxy Statement and 2021 Annual Report to Stockholders, which includes the Annual Report on Form 10-K for the year ended December 31, 2021, are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

By Order of the Board of Directors,
David Green
Interim Chief Executive Officer, Director, and Chairman
Holliston, Massachusetts
May 2, 2022
YOUR VOTE IS IMPORTANT. OUR ANNUAL MEETING WILL BE HELD AS A VIRTUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST TO RECEIVE PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING. INSTRUCTIONS REGARDING THE METHODS OF VOTING ARE CONTAINED IN THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS.

Biostage, Inc.
Notice of 2022 Annual Meeting of Stockholders,
Proxy Statement and Other Information
i

BIOSTAGE, INC.
84 October Hill Road, Suite 11
Holliston, Massachusetts 01746-1371
(774) 233-7300

PROXY STATEMENT

Annual Meeting of Stockholders to Be Held on Wednesday, June 22, 2022
This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Biostage, Inc. (we or the Company) for use at the Annual Meeting of Stockholders of the Company to be held on June 22, 2022 at 8:00 a.m. Eastern Time. Due to the continuing public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our partners and stockholders, the Annual Meeting will be held by virtual meeting only. You will not be able to attend the Annual Meeting in person. To be admitted to the Annual Meeting at www.virtualshareholdermeeting.com/BSTG2022, you must enter the control number found on your proxy card, voting instruction or notice you previously received. You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. We expect to resume in person shareholder meetings in successive years.
At the Annual Meeting, the stockholders of the Company will be asked to consider and vote upon:
1.
The election of two Director Nominees as Class III Directors, nominated by the Board of Directors for a three-year term, such term to continue until the annual meeting of stockholders in 2025 and until such Director’s successor is duly elected and qualified or until her earlier resignation or removal;

2.
On a non-binding advisory basis, the approval of the compensation of our named executive officers;

3.
On a non-binding advisory basis, the frequency of future non-binding advisory votes on the compensation of our named executive officers; and

4.
Such other business as may properly come before the Annual Meeting and any adjournments or postponements thereof.

Under rules and regulations of the Securities and Exchange Commission (SEC) instead of mailing a printed copy of our proxy materials to each shareholder of record or beneficial owner of our common stock, we are furnishing proxy materials, which include our Proxy Statement and Annual Report, to our shareholders over the Internet and providing a Notice of Internet Availability of Proxy Materials by mail.
The Notice of Internet Availability of Proxy Materials is first being mailed to stockholders of the Company on or about May 2, 2022, in connection with the solicitation of proxies for the Annual Meeting.
The Board of Directors has fixed the close of business on April 25, 2022 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting (the Record Date). Only holders of record of Common Stock, par value $.01 per share, of the Company (the Common Stock) at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting. As of the Record Date, there were 10,760,871 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. As of the Record Date, there were approximately 140 stockholders of record. Each holder of a share of Common Stock outstanding as of the close of business on the Record Date will be entitled to one vote for each share held of record with respect to each matter properly submitted at the Annual Meeting.
The presence, virtually online or by proxy, of holders of at least a majority of the total number of outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Shares held of record by stockholders or their nominees who do not return a signed and dated proxy, properly deliver proxies via the Internet or telephone, or attend the Annual Meeting virtually will not be considered present or represented at the Annual Meeting and will not be counted in determining the presence of a quorum.
Consistent with applicable law, we intend to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. A broker “non-vote” refers to shares held by a broker or nominee that does not have the authority, either express or discretionary, to vote on a particular matter. Applicable rules no longer permit brokers to vote in the election of Directors if the broker has not received instructions from the beneficial owner. Accordingly, it is important that beneficial owners instruct their brokers how they wish to vote their shares.
With respect to the election of the Class III directors in Proposal 1, such directors are elected by a plurality of the votes cast if a quorum is present. As to each director, votes may be cast for the director or withheld. In a plurality election, votes may only be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect. This means that the persons receiving the highest number of “FOR” votes will be elected as a director. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on the election of directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes.
With respect to the non-binding advisory vote on the compensation of our named executive officers in Proposal 2, although non-binding, the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on this Proposal 2.
With respect to the non-binding approval of the frequency of future advisory votes on the compensation of our named executive officers in Proposal 3, the affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers. However, because stockholders have several voting choices with respect to the proposal on the frequency of future non-binding votes on executive compensation, it is possible that no single choice will receive a majority vote. In light of the foregoing, the board of directors will consider the outcome of the vote when determining the frequency of future non-binding votes on executive compensation. Any shares not voted (whether by abstention, broker non-vote or otherwise) will have no impact on this Proposal 3.
The corporate actions described in this Proxy Statement will not afford stockholders the opportunity to dissent from the actions described herein or to receive an agreed or judicially appraised value for their shares.
You will not receive a printed copy of the proxy materials unless you request to receive these materials in hard copy by following the instructions provided in the Notice of Internet Availability of Proxy Materials. Instead, the Notice of Internet Availability of Proxy Materials will instruct you how you may access and review all of the important information contained in the proxy materials. The Notice of Internet Availability of Proxy Materials also instructs you how you may submit your proxy via the Internet or mail. To the extent you receive a proxy card, such proxy card will also contain instructions on how you may also vote by telephone. If you received a Notice of Internet Availability of Proxy Materials by mail and would like to receive a printed copy of our proxy materials, you should follow the instructions for requesting such materials included in the Notice of Internet Availability of Proxy Materials.
We encourage you to vote either online, by telephone or by completing, signing, dating and returning a proxy card or if you hold your shares through a brokerage firm, bank or other financial institution, by completing and returning a voting instruction form. This ensures that your shares will be voted at the Annual Meeting and reduces the likelihood that we will be forced to incur additional expenses soliciting proxies for the Annual Meeting.
Voting over the Internet, by telephone or mailing a proxy card will not limit your right to vote virtually online or to attend the Annual Meeting virtually. Any record holder as of the Record Date may attend the

Annual Meeting virtually and may revoke a previously provided proxy at any time by: (i) executing and delivering a later-dated proxy to the corporate secretary at Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371; (ii) delivering a written revocation to the corporate secretary at the address above before the meeting; or (iii) voting virtually online through the Annual Meeting website.
Beneficial holders who wish to change or revoke their voting instructions should contact their brokerage firm, bank or other financial institution for information on how to do so. Beneficial holders who wish to attend the virtual Annual Meeting virtually and vote through the Annual Meeting website should contact their brokerage firm, bank or other financial institution holding shares of Common Stock on their behalf in order to obtain a “legal proxy”, which will allow them to vote through the Annual Meeting website. Attendance at the virtual Annual Meeting will not, by itself, revoke a proxy.
You will be able to participate in the Annual Meeting online and submit your questions during the meeting by visiting www.virtualshareholdermeeting.com/BSTG2022. To be admitted to the Annual Meeting, you must enter the control number found on your proxy card, voting instruction form or notice you received. You also will be able to vote your shares electronically prior to or during the Annual Meeting.
If you want to submit a question during the Annual Meeting, log into www.virtualshareholdermeeting.com/BSTG2022, type your question into the “Ask a Question” field and click “Submit.” Questions pertinent to meeting matters will be read and answered during the meeting, subject to time constraints.
If you encounter any difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the Virtual Shareholder Meeting log in page. Our Board of Directors recommends that you vote (i) “FOR” the election of each of the nominees of the Board of Directors as a Director of Biostage, Inc., (ii) “FOR” the non-binding approval of the compensation of our named executive officers as disclosed in this proxy statement, and (iii) “1 YEAR” for the non-binding approval of the frequency of future advisory votes on the compensation of our named executive officers. Proxies will be voted as specified. If your proxy is properly submitted, it will be voted in the manner you direct. If you do not specify instructions with respect to any particular matter to be acted upon at the meeting, proxies will be voted in favor of the Board of Directors’ recommendations.
Important Notice Regarding the Availability of Proxy Materials for the Virtual Annual Meeting to be Held on Wednesday, June 22, 2022: The Proxy Statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2021, are available at www.proxyvote.com. The Annual Report, however, is not part of the proxy solicitation material.

PROPOSAL 1
ELECTION OF DIRECTOR
The Board of Directors of the Company currently consists of six members and is divided into three classes of Directors, with two Directors in Class I, two Directors in Class II and two Directors in Class III. Directors serve for three-year terms with one class of Directors being elected by our stockholders at each annual meeting to succeed the Directors of the same class whose terms are then expiring.
At the Annual Meeting, two Class III Directors, nominated by the Board of Directors, will stand for election to serve until the 2025 annual meeting of stockholders and until their successor is duly elected and qualified or until their earlier resignation or removal.
The Board of Directors has nominated Jason Jing Chen and Herman Sanchez for re-election as Class III Directors of the Company. Unless otherwise specified in the proxy, it is the intention of the persons named in the proxy to vote the shares represented by each properly executed proxy “FOR” the election of Jason Jing Chen and Herman Sanchez. The nominees have agreed to stand for election and, if elected, to serve as Director. However, if such person nominated by the Board of Directors is unable to serve or will not serve, the proxies will be voted for the election of such other person as the Board of Directors may recommend.
Vote Required
The affirmative vote of a plurality of the votes cast by holders of shares of Common Stock present or represented by proxy and entitled to vote on the matter at the Annual Meeting is required for the election of the nominees as Class III Directors of the Company.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF THE FOLLOWING NOMINEES OF THE BOARD OF DIRECTORS: JASON JING CHEN AND HERMAN SANCHEZ. PROPERLY AUTHORIZED PROXIES SOLICITED BY THE BOARD OF DIRECTORS WILL BE VOTED “FOR” THE NOMINEES UNLESS INSTRUCTIONS TO WITHHOLD OR TO THE CONTRARY ARE GIVEN.
INFORMATION REGARDING DIRECTORS
Set forth below is certain information regarding the Directors of the Company, including the individuals nominated to serve as a Director, based on information furnished to the Company by each Director. The biographical description below for each Director or Director nominee includes their age, all positions they hold with the Company, their principal occupation and business experience over the past five years, and the names of other publicly-held companies for which they currently serve as a director or has served as a director during the past five years. The biographical description below for each Director or Director nominee also includes the specific experience, qualifications, attributes and skills that led to the conclusion by the Board of Directors that such person should serve as a director of the Company. In addition to such specific information, we also believe that all of our Directors and Director nominee have a reputation for integrity, honesty and adherence to high ethical standards. Further, they have each demonstrated business acumen and an ability to exercise sound judgment as well as a commitment of service to the Company and our Board.
Although we are not listed on the NASDAQ Stock Market (“NASDAQ”), the Board of Directors has determined that four of our Directors are “independent” as such term is currently defined by applicable NASDAQ rules. The exceptions are David Green, our Interim Chief Executive Officer, who is not independent because he is an employee of the Company and our Vice Chairman Jason Jing Chen, who does not currently qualify as independent based on his relationships with our largest shareholder, DST Capital LLC, and its affiliates.
During 2021, there were several changes to the Board of Directors, including the addition of Junli He on September 1, 2021 and our Chairman, David Green, on November 26, 2021.
Board Designation Rights
As previously disclosed, a change in control of the Company may be deemed to have occurred on December 27, 2017. On that date, the Company entered into a Securities Purchase Agreement with Bin

Zhao (including such investor’s designees, the “Investors”), pursuant to which the Company issued to Investors in a private placement (the “Private Placement”) (i) 518,000 shares of the Company’s Common Stock at a price of $2.00 per share (ii) 3,108 shares of Series D Convertible Preferred Stock, and (iii) warrants to purchase 3,108,000 shares of Common Stock (the “Warrants”).
The Warrants have an exercise price of $2.00 per share, subject to adjustments as provided under the terms of the Warrants and are immediately exercisable. The Warrants are exercisable for five years from the issuance date. As of April 26, 2021, based on the exercise of such warrants through such date, warrants to purchase 775,000 shares of Common Stock remain outstanding. The Series D Preferred Stock has been fully converted into Common Stock.
In connection with the Private Placement, the Company agreed to grant board representation and nomination rights to the Investors as a group so long as such Investors own at least ten percent of the outstanding Common Stock of the Company (assuming issuance of all shares underlying the Warrants). The number of board designees that such Investors have the right to appoint and be elected to our Board of Directors is tied to the aggregate amount of the outstanding Common Stock of the Company that the Investors own. Such number of board designees is two if the Investors own ten percent or more of the outstanding Common Stock but less than fifty percent, and if the Investors own more than fifty percent, the number is limited to the minimum amount that ensures that the designees of the Investors constitute a majority of the members of our Board of Directors.
The current Board member who is a designee of the Investors is our Vice Chairman Jason Jing Chen.
Directors of Biostage, Inc.
The following information is current as of April 29, 2022, based on information furnished to the Company by each Director:
Director Name	Age	Position with the Company	Since
Class I Director – Term expires 2023
James Shmerling, DHA, FACHE(1)(2)(3)	67	Director	2018
Junli He(2)(3)	48	Director	2021
Class II Directors – Term expires 2024
Ting Li	45	Director	2018
David Green	57	Chairman	2021
Class III Director – Term expires 2022
Jason Jing Chen*	60	Vice Chairman	2018
Herman Sanchez(1)*	47	Director	2021

*
Nominated to Serve a Term Expiring 2025

(1)
Member of the Audit Committee

(2)
Member of the Compensation Committee

(3)
Member of the Governance Committee

Class I Directors — Term Expiring in 2023
James Shmerling, DHA, FACHE — Director
Dr. Shmerling has served as a member of our Board of Directors since March 29, 2018 and is the Chairman of the Audit Committee. Dr. Shmerling is also a member of the Compensation Committee and the Chairman of the Governance Committee. Dr. Shmerling has served as the President and Chief Executive Officer of Connecticut Children’s Medical Center since October 2015. Dr. Shmerling is a seasoned executive who has worked in leadership roles at several pediatric hospitals around the United States during his career. For over three decades, he has served in management roles at children’s hospitals across the country and is nationally recognized as a leader in issues concerning children’s health and wellness. Prior to joining Connecticut Children’s, Dr. Shmerling spent eight years as the Chief

Executive Officer of Children’s Hospital Colorado. Before that, he was the Executive Director and Chief Executive Officer of the Monroe Carell Jr. Children’s Hospital at Vanderbilt from 2002 to 2007. Dr. Shmerling is a Fellow in the American College of Health Care Executives (ACHE). He is an adjunct faculty member in the Hospital Administration programs, University of Alabama at Birmingham. Dr. Shmerling received a B.S. in Health Education from the University of Tennessee, an M.S. in Hospital and Health Administration from the University of Alabama in Birmingham, an M.B.A. from Samford University and a Doctorate of Health Administration from the Medical University of South Carolina. We believe Dr. Shmerling’s qualifications to sit on our Board of Directors include his extensive leadership experience at children’s hospitals and his status as a leader in issues concerning children’s health and wellness.
Junli He — Director
Mr. He has served as a member of our Board of Directors since September 1, 2021. Mr. He serves as the Executive Vice Chairman of Bright Scholar Holdings and has been in that position since January 2019. Prior to the promotion, Mr. He had served as the CEO of Bright Scholar. Prior to joining Bright Scholar, Mr. He was a Managing Director at TStone Corp, and served as CFO, CEO and a director of Noah Education Holdings Ltd., a former NYSE listed private education services provider in China. Mr. He was a portfolio manager at Morgan Stanley Global Wealth Management from and was employed by Bear Stearns. Mr. He obtained a bachelor’s degree in science from Peking University and a MBA with Honors from the University of Chicago, Booth School of Business. Mr. He is also a CFA charter holder. We believe Mr. He’s qualifications to sit on our Board of Directors include his extensive leadership and CFO experience, in particular in relation to finance, accounting and operations, as well as his public company experience.
Class II Directors — Term Expiring in 2024
Ting Li — Director
Ms. Li has served as a member of our Board of Directors since November 6, 2018. Ms. Li brings over 20 years of investment banking experience, building relationships between customers and enterprises. Ms. Li is currently a managing partner at Donghai Securities Co., Ltd, a top asset management company in China, and also serves as the Vice President of the Jilin Enterprise Chamber of Commerce and advisor of the School of Continuing Education of Tsinghua University. Ms. Li holds a bachelor’s degree in accounting from China’s Changchun Taxation College in Changchun, Jilin Province, and a master’s degree in software engineering from Jilin University, also in Changchun. We believe Ms. Li’s qualifications to sit on our Board of Directors include her extensive education and investment banking experience.
David Green — Director
Mr. Green has served as a member of our Board of Directors since November 26, 2021. On November 26, 2021, the Company appointed Mr. Green as Interim Chief Executive Officer. Mr. Green, age 57, is the founder and CEO of Zero Carbon LLC, a company that offers green-tech consulting services. Mr. Green is also the founder and former Chairman and CEO of the Company, as well as co-founder and former director, President and CEO of Harvard Bioscience, Inc. Mr. Green graduated from Oxford University with a B.A. Honors degree in physics and holds a M.B.A. degree with distinction from Harvard Business School. We believe Mr. Green’s qualifications to sit on our Board of Directors include his executive leadership experience, his experience founding our regenerative medicine business while at Harvard Bioscience, his significant operating and management expertise and the knowledge and understanding of our Company as founder thereof.
Class III Directors — Nominees for Election as Class III Directors — Nominated to Serve a Term Expiring in 2025
Jason Jing Chen — Vice Chairman
Mr. Chen has served as a member of our Board of Directors since February 6, 2018. Mr. Chen has served as Senior Vice President of Business Development of Digitone Group, and Chief Executive Officer

of its subsidiary DST Robotics Co Ltd. since October 2014. Prior to joining Digitone, Mr. Chen worked for Formica, as the General Manager of its Greater China business, from December 2010 to October 2014. Mr. Chen served as Vice President for Barco Great China and General Manager for the Security & Monitoring Division — China for Barco, Inc., a global company that develops networked solutions for the entertainment, enterprise and healthcare markets, from March 2008 to November 2009. Prior to joining Barco, Mr. Chen was the General Manger of the China and Hong Kong region for Waters Corporation from January 2005 to March 2008 where, among other managerial responsibilities, he was responsible for developing and implementing marketing strategies to grow the Chinese market. Prior to his time at Waters Corporation, Mr. Chen held various managerial roles of increasing importance at Hilti China. Mr. Chen began his career as an electrical engineer at Capital Iron & Steel Co. Mr. Chen received his MBA from Brigham Young University and has a B.S. in Electrical Engineering from the North China University of Technology, Beijing, China. We believe Mr. Chen’s qualifications to sit on our Board of Directors include his broad expertise and leadership experience in global commerce.
Herman Sanchez
Mr. Sanchez has served as a member of our Board of Directors since January 19, 2021 and is a member of the Audit Committee. Mr. Sanchez has been working in the life sciences industry for over 20 years in various positions including designing and running randomized trial research, optimizing of clinical administration of health services, and working as a strategic consultant to the life sciences industry. He is currently a Senior Partner helping run Trinity Life Sciences’ strategy consulting business. Mr. Sanchez joined Trinity over a decade ago and has worked closely with clients to support strategic decision making across the product lifecycle. In his work consulting for pharmaceutical/biotech and medical device companies he has covered several diseases/therapeutic areas including oncology, rare and ultra-rare diseases, cell therapies, cardiovascular, diabetes, alcohol abuse/dependence, neurological, orthopedic, and renal diseases. Mr. Sanchez has been published in peer-reviewed publications on various topics including renal disease, patient epidemiology, medication adherence, suicidal ideation, minority patient recruiting, alcohol use/abuse and depression/anxiety treatment. Mr. Sanchez, prior to working in the life sciences industry, earned an MBA from the Tuck School of Business at Dartmouth College and an AB in Psychology from Harvard University. We believe that Mr. Sanchez’s qualifications to sit on our Board of Directors include his broad expertise and leadership experience in the life sciences industry, specifically in relation to trial research, clinical matters and product strategy.
INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES
During the year ended December 31, 2021, our Board of Directors held fifteen meetings. Other than Ms. Li, each of the Directors attended at least 75% of the total number of meetings of the Board of Directors and of the committees of which they were a member. The Board of Directors encourages Directors to attend in person, or virtually if being conducted only virtually, the Annual Meeting of Stockholders of the Company, or Special Meeting in lieu thereof, or, if unable to attend in person, to participate by other means, if practicable. In recognition of this policy, the Board of Directors typically schedules a regular meeting of the Board of Directors to be held on the date of, and immediately following, the Annual Meeting of Stockholders. All of the Directors in office at the time attended (virtually or telephonically) the 2021 Annual Meeting of Stockholders held on June 22, 2021. The non-employee Directors meet regularly in executive sessions outside the presence of management.
David Green serves as the Chairman of the Board as well as our Interim Chief Executive Officer. Jason Jing Chen serves as the Vice Chairman of the Board. Among other things, each of the Chairman and Vice Chairman provides feedback to the Officers on executive sessions and facilitates discussion among the independent directors outside of meetings of the Board of Directors. Our Chief Executive Officer is responsible for the day-to-day management of our Company and the development and implementation of our Company’s strategy. While our Board of Directors currently believes that separating the roles of Chief Executive Officer and Chairman contributes to an efficient and effective board, during the interim period of Mr. Green’s role as our Chief Executive Officer such Chairman and Chief Executive Officer roles will be combined. Our Board of Directors does not have a current requirement that the roles of Chief Executive Officer and Chairman of the Board be either combined or separated, because the Board currently believes it is in the best interests of our Company to make this determination based on the position and direction of our Company and the constitution of the Board and management team. From time to time, the Board will evaluate whether the roles of Chief Executive Officer and Chairman of the Board should be combined or separated, including following any hiring of a Chief Executive Officer following the interim nature of Mr. Green’s role in such position.
The Board of Directors has established an Audit Committee, a Compensation Committee, and a Governance Committee.
The Board of Directors continuously evaluates the membership and role of each of the committees of the Board of Directors, as well as the charters governing the same.
Audit Committee
The Audit Committee currently consists of Dr. Shmerling and Mr. Sanchez. Dr. Shmerling serves as the Chairman. The Audit Committee is comprised entirely of independent Directors, and it operates under a Board-approved charter that sets forth its duties and responsibilities. The Audit Committee met four times during 2021.
Under its charter, the Audit Committee is responsible for, among other things:
•
reviewing with the independent registered public accounting firm and management the adequacy and effectiveness of internal controls over financial reporting and related matters;

•
reviewing and consulting with management and the independent registered public accounting firm on matters related to the annual audit, the annual and quarterly financial statements and related disclosures, earnings releases and related accounting principles, policies, practices and judgments;

•
making a recommendation to the Board as to whether our audited financial statements should be included in our Annual Report on Form 10-K;

•
appointing, retaining and terminating, and determining compensation of, the Company’s independent auditors;

•
assurance of the regular rotation of audit partners, including any lead and concurring partners, in accordance with applicable laws and regulations;

•
preparation of the Audit Committee report required to be included in our annual proxy statement;

•
reporting matters that arise relating to quality or integrity of our financial statements, legal compliance, performance of the independent auditors and other matters, to the Board and reviewing such matters with the Board; and

•
the oversight of the Company’s independent auditors and the evaluation of the independent auditors’ qualifications, performance, and independence, including performance of the lead audit partner, and reporting of such evaluation to the Board.

The Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The Board and the Audit Committee discuss matters relating to risks that arise or may arise.
The Audit Committee is also responsible for, and has established policies and procedures with respect to, the pre-approval of all services provided by the independent auditors. When assessing the independence of our auditors, the Audit Committee considers the independent registered public accounting firm’s provision of non-audit services to the Company.
The Audit Committee has also established procedures for the receipt, retention, and treatment, on a confidential basis, of complaints received by the Company. The Board of Directors and the Audit Committee adopted a Code of Business Conduct and Ethics, a current copy of which is available on the Corporate Governance page in the Investor section of our website at www.biostage.com.
With respect to the Company’s independent registered public accounting firm, in accordance with SEC rules, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide service to our Company. For lead and concurring audit partners, the maximum number of consecutive years of service in that capacity is five years. Our Audit Committee is involved in the selection of the lead audit partner. The process for selection of our lead audit partner pursuant to this rotation policy involves a meeting between the Chairman of the Audit Committee and the candidate for the role, as well as discussion by the full Audit Committee and with management.
The Board of Directors has determined that all members of the Audit Committee are “independent” as such term is currently defined by NASDAQ rules (although we are not listed on the NASDAQ), meet the criteria for independence set forth under the rules of the SEC, and are able to read and understand fundamental financial statements. The Board of Directors has also determined that Dr. Shmerling qualifies as an “audit committee financial expert” under the rules of the SEC.
The Audit Committee Charter is available on the Corporate Governance page in the Investors section of our website at www.biostage.com. Please note that the information contained on the Company website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.
Compensation Committee
The Compensation Committee currently consists of Dr. Shmerling and Mr. He, who serves as the Chairman. The Compensation Committee is comprised entirely of independent Directors, and it operates under a Board-approved charter that sets forth its duties and responsibilities. In light of the authority of the Board of Directors as to compensation matters, the Compensation Committee did not hold a formal meeting in 2021 but did act by written consent to review its charter. The Board of Directors will continue to evaluate the role of the Compensation Committee and to the extent advisable, will appoint additional directors to serve as members of the Compensation Committee.
The Compensation Committee assists the Board with determining and overseeing the execution of our compensation philosophy and overseeing the administration of our executive compensation programs. Its responsibilities also include assisting the Board with oversight as to the Company’s compensation and benefit plans and policies, retaining or terminating committee advisors, independence evaluation of compensation advisors, administering its stock plans (including reviewing and approving equity grants) and reviewing and approving annually all compensation decisions for the Company’s executive officers, including our Chief Executive Officer.
Although we are not listed on the NASDAQ, the Board of Directors has determined that all members of the Compensation Committee are “independent” as such term is currently defined by NASDAQ rules.
The Compensation Committee Charter is available on the Corporate Governance page in the Investors section of our website at www.biostage.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.
Governance Committee
The current members of the Governance Committee are Mr. He and Dr. Shmerling, who serves as the Chairman. The Governance Committee is comprised entirely of independent directors and it operates under a Board-approved charter that sets forth its duties and responsibilities. In light of the authority of the Board of Directors as to governance matters, the Governance Committee did not hold a formal meeting in 2021 but did act by written consent to review its charter and make recommendations to the Board as to the nominee for director at the Company’s 2021 annual meeting of stockholders. The Board of Directors will continue to evaluate the role of the Governance Committee and to the extent advisable, appoint one or more additional directors to serve as members of the Governance Committee.
Under the terms of its charter, the Governance Committee is responsible for identifying individuals qualified to become Board members, consistent with criteria recommended by the Governance Committee and approved by the Board of Directors, and recommending that the Board of Directors select the director nominees for election at each annual meeting of stockholders. Its responsibilities also include recommending to the Board of Directors the criteria for membership on Board Committees. The Governance Committee is also responsible for reviewing all stockholder nominations and proposals submitted to the Company, determining whether such nominations or proposals were timely submitted and assisting the Board of Directors with such corporate governance matters as the Board of Directors may request.

In identifying and evaluating nominees for the Board of Directors, the Governance Committee may solicit recommendations from any or all of the following sources: non-management Directors, including our Chairman, the Chief Executive Officer, other executive officers, third-party search firms or any other source it deems appropriate. In addition, the Governance Committee has established a policy that it will review and consider any Director candidates who have been recommended by securityholders in compliance with certain procedures established by the Governance Committee. The procedures to be followed by securityholders in submitting such recommendations are described in the section entitled “Submission of Securityholder Recommendations for Director Candidates” included in this Proxy Statement. The Governance Committee will review and evaluate the qualifications of any such proposed Director candidate and conduct inquiries it deems appropriate.
The Governance Committee will evaluate all such proposed Director candidates, including those recommended by securityholders in compliance with the procedures established by the Governance Committee, in the same manner, with no regard to the source of the initial recommendation of such proposed Director candidate. When considering a potential candidate for membership on the Board of Directors, the Governance Committee may consider, in addition to the minimum qualifications and other criteria for Board membership approved by the Board of Directors, all facts and circumstances that the Governance Committee deems appropriate or advisable, including, among other things, the skills of the proposed Director candidate, his or her availability, depth and breadth of business experience or other background characteristics, his or her independence and the needs of the Board of Directors. At a minimum, each nominee must have high personal and professional integrity, have demonstrated ability and judgment, and be effective, in conjunction with the other Directors and nominees, in collectively serving the long-term interests of the stockholders. Although there is no specific policy regarding the consideration of diversity in identifying director nominees, the Governance Committee may consider whether the nominee, if elected, assists in achieving a mix of Board members that represents a diversity of background and experience. The Governance Committee also may consider whether the nominee has direct experience in the biotechnology, pharmaceutical and/or life sciences industries or in the markets in which the Company operates.
Although we are not listed on the NASDAQ, the Board of Directors has determined that all members of the Governance Committee are “independent” as such term is currently defined by NASDAQ rules.
The Governance Committee Charter is available on the Corporate Governance page in the Investor section of our website at www.biostage.com. Please note that the information contained on the website is not incorporated by reference in, or considered to be a part of, this Proxy Statement.
The Board’s Role in Risk Oversight
Risks to the Company are discussed by the Board of Directors during the year. Management is responsible for the day-to-day management of risks we face, while the Board, as a whole and through its Committees, oversees risk management. The Audit Committee is responsible for reviewing and discussing with management our policies with respect to risk assessment and risk management. The Board of Directors and the Audit Committee review and discuss, including with management, risks that arise or may arise, including in relation to legal, compliance and cyber-security. For example, the Audit Committee discusses financial risk, including with respect to financial reporting and internal controls, with management and our independent registered public accounting firm and the steps management has taken to minimize those risks. Our Board of Directors also administers its risk oversight function through the required approval by the Board (or a Committee of the Board) of significant transactions and other material decisions.
CODE OF BUSINESS CONDUCT AND ETHICS
The Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all Directors, officers and employees of our Company and its subsidiaries including, without limitation, the Chairman of the Board, Interim Chief Executive Officer, the President, Interim Vice President of Finance, Chief Scientific Officer, as well as any Chief Financial Officer. The Code of Business Conduct and Ethics is available on the Corporate Governance page in the Investor section of our website at www.biostage.com. We intend to post any amendments to or waivers from this Code of Business Conduct and Ethics at this location on our website. Please note, however, that the information contained on the website is not incorporated by reference in, or considered a part of, this Proxy Statement.
REPORT OF THE AUDIT COMMITTEE
Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate this Proxy Statement or any future filing with the Securities and Exchange Commission, in whole or in part, the following report shall not be deemed incorporated by reference into any such filing.
The undersigned members of the Audit Committee of the Board of Directors of the Company submit this report in connection with the committee’s review of the financial reports of the Company for the fiscal year ended December 31, 2021 as follows:
1.
The Audit Committee has reviewed and discussed with management the audited financial statements of the Company for the fiscal year ended December 31, 2021.

2.
The Audit Committee has discussed with representatives of Wei, Wei & Co., LLP the matters required to be discussed with them by applicable requirements of Public Company Accounting Oversight Board Auditing Standard No. 16.

3.
The Audit Committee has received the written disclosures and the letter from the independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2021 for filing with the Securities and Exchange Commission.
Submitted by the Audit Committee:
James Shmerling, DHA, FACHE, Chairman of the Audit Committee
Herman Sanchez

EXECUTIVE COMPENSATION
We are smaller reporting company and as a result, we have elected to comply with the reduced disclosure requirements applicable to smaller reporting companies in accordance with SEC rules. At the end of fiscal 2021, we had three named executive officers, being David Green, our Interim Chief Executive Officer, Director, and Chairman, Hong Yu, our President, and William Fodor, Ph.D., our Chief Scientific Officer. On November 26, 2021, the Company appointed Mr. Green as the Interim Chief Executive Officer.
SUMMARY COMPENSATION TABLE
The table below summarizes the total compensation paid or earned by each of the named executive officers listed below for services rendered in all capacities during the fiscal years ended December 31, 2021 and December 31, 2020.
Name and Principal Position	Year	Salary	Stock Awards	Option Awards(1)	All Other Compensation	Total
David Green Interim Chief Executive Officer	2021	$35,568	—	$222,971	$—	$258,539
	2020	—	—	—	—	—
Hong Yu President	2021	$150,000	—	$222,827	$7,950(2)	$380,777
	2020	$150,000	—	—	$7,950(3)	$157,950
William Fodor, PhD Chief Scientific Officer	2021	$152,500	—	$386,303	$10,552(4)	$549,355
	2020	$305,000	—	—	$17,151(5)	$322,151

(1)
Based on the aggregate grant date fair value computed in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation”, excluding the impact of estimated forfeitures. Assumptions used in the calculation of this amount are set forth under Share-Based Compensation in Note 15 to our audited financial statements for the fiscal year ended December 31, 2021, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2022. Amounts shown for Mr. Green do not include values attributable to performance-based options that have not been earned due to the achievement of certain milestones. Assuming all of the milestones of such performance-based options were achieved, the grant date fair value, excluding the impact of estimated forfeitures of the related award, would be $557,426.

(2)
Amount represents $7,500 for matching contributions made by the Company to Mr. Yu’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $450 for a life insurance policy.

(3)
Amount represents $7,500 for matching contributions made by the Company to Mr. Yu’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $450 for a life insurance policy.

(4)
Amount represents $8,651 for matching contributions made by the Company to Dr. Fodor’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,901 for a life insurance policy.

(5)
Amount represents $15,250 for matching contributions made by the Company to Dr. Fodor’s tax-qualified 401(k) Savings Plan account and premiums in the amount of $1,901 for a life insurance policy.

Discussion of Summary Compensation Table and Related Matters
2021 Executive Compensation
Salary and Bonus
In 2021, the Board of Directors reviewed the overall executive compensation of the Company’s named executive officers. Based on a variety of factors, with respect to the named executive officers, the Board of Directors elected to not approve any salary increases or cash incentive compensation for 2021. Effective February 15, 2021, to support short term initiatives regarding management of expenses, we and Dr. Fodor mutually agreed to a temporary reduction of Dr. Fodor’s base salary by fifty percent (50%) to $152,500.

The Company entered into an employment agreement with Mr. Green dated as of November 26, 2021 and effective as of November 26, 2021. Mr. Green’s employment agreement provided for an initial annual base salary of the minimum required by applicable law, being $35,568, and is subject to annual review, provided that such base salary shall not be decreased without Mr. Green’s consent.
Long-Term Equity Incentive Compensation
In 2021, the Board of Directors approved grants of long-term equity incentive awards in the form of stock options to executives as part of our total compensation package. These awards included grants to Mr. Green in connection with his hiring as Interim Chief Executive Officer, as well as Mr. Yu and Dr. Fodor. The long-term equity incentive awards were granted in an effort to achieve certain key objectives, including (i) to attract and retain high performing and experienced executives, (ii) motivate and reward executives whose knowledge, skills and performance are critical to our success, and (iii) to align the interests of our executives and our stockholders by providing our executives with strong incentives to increase stockholder value and a significant reward for doing so. Our decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of these awards among total executive compensation have also been based on our understanding of market practices of our peers and take into account additional factors such as level of individual responsibility, experience and performance. The long-term incentive grants made to our named executive officers during the fiscal year ended December 31, 2021 are described in the table below.
Name and Principal Position	Stock Option Awards
David Green Interim Chief Executive Officer	374,094(1)
William Fodor, PhD Chief Scientific Officer	196,103(2)
Hong Yu President	113,116(2)

(1)
Subject to continued employment or service through the applicable vesting dates, (i) commencing on December 26, 2021, up to 106,884 of these options vest monthly in twelve consecutive equal monthly installments on the 26th day of each month through November 26, 2022, and (ii) up to 267,210 shall vest in three increments, two for 80,163 shares each and the third for 106,884 shares, each such vesting subject to certain performance milestones set by our Board of Directors.

(2)
Subject to continued employment or service through the applicable vesting dates, these options vest in four equal amounts on each of December 29, 2021, 2022, 2023 and 2024.

Historically, when granted, the long-term equity incentive awards are granted in an effort to achieve certain key objectives, including (i) to attract and retain high performing and experienced executives, (ii) motivate and reward executives whose knowledge, skills and performance are critical to our success, and (iii) to align the interests of our executives and our stockholders by providing our executives with strong incentives to increase stockholder value and a significant reward for doing so. Our decisions regarding the amount and type of long-term equity incentive compensation and relative weighting of awards among total executive compensation are also historically based on our understanding of market practices of our peers and take into account additional factors such as level of individual responsibility, experience and performance.
Retirement and Other Benefits
We have established a 401(k) tax-deferred savings plan, which permits participants, including our named executive officers, to make contributions by salary deduction pursuant to Section 401(k) of the Code. We are responsible for administrative costs of the 401(k) plan. We may, in our discretion, make matching contributions to the 401(k) plan. In addition, all full-time employees, including our named executive officers, may participate in our health and welfare benefit programs, including medical coverage, vision coverage, dental coverage, disability insurance, and life insurance.
Employment Agreements
David Green, our Interim Chief Executive Officer, Director, and Chairman
The Company entered into an employment agreement with Mr. Green dated as of November 26, 2021 and effective as of November 26, 2021. Mr. Green’s employment agreement is effective until terminated by the Company or the Mr. Green upon written notice. Mr. Green’s employment agreement provided for an initial annual base salary of the minimum required by applicable law, being $35,568, and is subject to annual review, provided that such base salary shall not be decreased without Mr. Green’s consent. Mr. Green is eligible to receive incentive compensation and employee benefit plans, including without limitation stock option plans, stock purchase plans and other employee benefit plans, as determined by the Board of Directors or the Compensation Committee.
William Fodor, Ph.D., our Chief Scientific Officer
On July 2, 2018, William Fodor, Ph.D., our Chief Scientific Officer became an employee of the Company. The employment commenced in accordance with an offer letter executed as of June 4, 2018. Dr. Fodor is an at-will employee and his offer letter provides for an annual base salary in the amount of three hundred five thousand dollars ($305,000), which effective February 15, 2021, to support short term initiatives regarding management of expenses, was temporary reduced by fifty percent (50%) to $152,500. Dr. Fodor is eligible to participate in all of our employee benefit plans, including without limitation, our Amended and Restated Equity Incentive Plan, retirement plans, stock purchase plans and medical insurance plans.
Hong Yu, our President
Effective as of May 29, 2018, the Board of Directors of the Company appointed Hong Yu as President of the Company. Prior to being elected President of the Company, Mr. Yu assisted the Company with strategic activities, including capital raising, and also assisted the Company’s lead investor, DST Capital, LLC, with respect to board, management and governance matters pertaining to the Company. Mr. Yu’s employment commenced in accordance with an offer letter executed as of May 16, 2018. Mr. Yu is an at-will employee and his offer letter provides for an annual base salary in the amount of one hundred and fifty thousand dollars ($150,000). Mr. Yu is eligible to participate in all of our employee benefit plans, including without limitation, our Amended and Restated Equity Incentive Plan, retirement plans, stock purchase plans and medical insurance plans.
Potential Payments upon Termination and Change in Control Benefits
In accordance with our Amended and Restated Equity Incentive Plan, or the Plan, the outstanding options thereunder, including those held by our Named Executive Officers, upon the consummation of a Sale Event or Change of Control, which are defined in the Plan, all such options shall then become fully vested and exercisable.
In addition, as to Mr. Green, the agreement governing the options granted to Mr. Green in connection with his hiring as our Interim Chief Executive Officer, provides that in the event that a termination of employment or services by the Company of Mr. Green without Cause (as defined below, and excluding for avoidance of doubt a termination of employment whereby Mr. Green will remain a director of the Company and which coincides with the hiring of a full-time Chief Executive Officer to replace Mr. Green in his interim role), (a) the unvested portion of the options that would vest within the six (6) months following such termination (as determined by solely the Board of Directors of the Company in its reasonable discretion) shall accelerate and be deemed vested, and (b) the option may be exercised as to vested Shares as of the date of such termination of employment within two (2) years thereafter (but in no event later than the expiration date of the option). For purposes of such option provision, “Cause” means the occurrence of one or more of the following as to Mr. Green: (i) such person is convicted of, pleads guilty to, or confesses to any felony or any act of fraud, misappropriation or embezzlement, (ii) such person engages in a fraudulent act to the material damage or prejudice of the Company or any subsidiary or in conduct or activities materially damaging to the property, business or reputation of the Company or any subsidiary, (iii) any material act or omission by such person involving willful malfeasance or gross negligence in the performance of such person’s duties to the Company or any subsidiary to the material detriment of the Company or any subsidiary, unless such person has first received written notice specifying in reasonable detail the particulars of such ground and that Company intends to terminate such person’s employment or services hereunder for such ground, and if such ground is curable, has not been corrected by such person within 30 days after written notice from the Company of any such act or omission, (iv) failure by such person to comply in any material respect with the terms of his employment agreement, if any, or any written policies or lawful directives of the Board, unless such person has first received written notice specifying in reasonable detail the particulars of such ground and that Company intends to terminate such person’s employment or other services hereunder for such ground, and if such ground is curable, has not been corrected by such person within 30 days after written notice from the Company of such failure, or (v) material breach by such person of his noncompetition agreement with the Company, if any.
REPORT OF THE COMPENSATION COMMITTEE
Under rules of the Securities and Exchange Commission, as a Smaller Reporting Company, we are not required to provide a report of the Compensation Committee.
DIRECTOR COMPENSATION
We use a combination of cash and stock-based incentive compensation to attract and retain qualified candidates to serve on our Board of Directors. In setting director compensation, the Board of Directors and the Compensation Committee consider the significant amount of time that directors expend in fulfilling their duties to the Company as well as the skill-level required by the Company of members of the Board of Directors.
Directors who are also employees of the Company receive no additional compensation for service as a director.
Our Board of Directors has approved the following compensation arrangements for our non-employee directors:
•
Initial grant of stock options with a value of $25,000 at the grant date to vest in full in equity quarterly increments over a period of one year from the grant date.

•
Annual compensation to consist of a grant of stock options, in lieu of cash fees, with a value of $20,000 at the date of grant, with all such awards to vest in full in quarterly increments over a period of one year from the grant date and a grant of stock options with a value of $25,000 at the grant date, where the grant date shall be the fifth business day following the Corporation’s annual stockholders meeting, with all such awards to vest in full in quarterly increments over a period of one year from the grant date.

•
In addition, all non-employee directors shall be reimbursed for their expenses incurred in connection with attending Board and Committee meetings.

DIRECTOR COMPENSATION TABLE
The following table presents the compensation provided by us to the non-employee directors who served during the fiscal year ended December 31, 2021.
Name	Fees earned or paid in cash	Option awards(1)(2)	Total
Jason Jing Chen	$—	$45,026	$45,026
Junli He	$—	$44,996	$44,996
Ting Li	$—	$45,026	$45,026
Herman Sanchez	$—	$70,029	$70,029
James Shmerling, DHA, FACHE	$—	$45,030	$45,030

(1)
Based on the aggregate grant date fair value computed in accordance with the provisions of FASB ASC 718, “Compensation — Stock Compensation”. Assumptions used in the calculation of this amount are included under Share-Based Compensation in Note 15 to our audited financial statements for the fiscal year ended December 31, 2021, included in our Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 31, 2022.

(2)
The aggregate number of option awards outstanding and held by each non-employee director at our fiscal year ended December 31, 2021 were 99,278 for Mr. Chen, 19,622 for Mr. He, 92,994 for Ms. Li, 91,724 for Dr. Shmerling, and 56,948 for Mr. Sanchez.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END — 2021
The following table sets forth information concerning the number and value of exercisable and unexercisable options to purchase Common Stock, and the number of restricted stock units held by our named executive officers as of December 31, 2021.
	Option Awards				Restricted Stock Units
	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Securities Underlying Restricted Stock Units
David Green	8,907	97,977 (1)	$2.40	11/26/2031	—
	—	267,210(2)	$2.40	11/26/2031	—
William Fodor, Ph.D	49,025	147,078(3)	$2.30	12/29/2031	—
	104,643	—(4)	$2.72	5/29/2028	—
	20,929	83,714(5)	$2.72	5/29/2028	—
Hong Yu	28,279	84,837(3)	$2.30	12/29/2031
	104,643	—(4)	$2.72	5/29/2028	—
	20,929	83,714(5)	$2.72	5/29/2028	—

(1)
The option was granted on November 26, 2021 and, assuming continued employment or service with our Company, commencing on December 26, 2021, the unvested shares shall vest and become exercisable in twelve consecutive equal monthly installments on the 26th day of each month through November 26, 2022.

(2)
The option was granted on November 26, 2021 and, assuming continued employment or service with our Company, the unvested shares shall vest and become exercisable in three increments, two for 80,163 shares each and the third for 106,884 shares, based to the achievement of certain milestone targets determined by our Board of Directors.

(3)
The option was granted on December 29, 2021 and, assuming continued employment with our Company, the unvested shares become exercisable in equal installments on December 29th of each of 2021, 2022, 2023 and 2024.

(4)
The option was granted on May 29, 2018 and, assuming continued employment with our Company, the unvested shares became exercisable in equal installments on December 31st of each of 2018, 2019, 2020 and 2021.

(5)
The option was granted on May 29, 2018 and, assuming continued employment with our Company, the unvested shares become exercisable based to the achievement of certain milestone targets determined by our Board of Directors.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Our Common Stock is currently our only class of voting securities issued and outstanding. The following table sets forth information regarding the beneficial ownership of all classes of our voting securities as of April 29, 2022 by: (i) all persons known by us to own beneficially more than 5% of our voting securities; (ii) each of our directors and nominee for Director; (iii) each of our named executive officers; and (iv) all of our current directors and executive officers as a group.
The number of shares beneficially owned by each stockholder is determined under rules issued by the SEC and includes voting or investment power with respect to securities. Under these rules, beneficial ownership includes any shares as to which the individual or entity has sole or shared voting power or investment power and includes any shares as to which the individual or entity has the right to acquire beneficial ownership within 60 days after April 29, 2022 through the exercise of any warrant, stock option or other right. The inclusion of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Common stock subject to options currently exercisable, or exercisable within 60 days after April 29, 2022, are deemed outstanding for the purpose of computing the percentage ownership of the person holding those options, but are not deemed outstanding for computing the percentage ownership of any other person.
Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to their shares of Common Stock, except to the extent spouses share authority under community property laws.

	Common Stock Beneficially Owned
Name and Address of Beneficial Owner(1)	Shares	Percent(2)
Greater than 5% Holder
DST Capital LLC and Affiliates	4,012,722	37.3%(3)
An Zhang	900,000	8.4%(4)
Du Ziaoyu	750,000	7.0%(5)
Named Executive Officers
David Green	213,065	2.0%(6)
Hong Yu	504,506	4.7%(7)
William Fodor, Ph.D	174,597	1.6%(8)
Non-employee Directors
Jason Jing Chen	303,653	2.8%(9)
Junli He	249,852	2.3%(10)
Ting Li	87,369	*%(11)
Herman Sanchez	51,323	*%(12)
James Shmerling, DHA FACHE	86,099	*%(13)
All current executive officers and directors, as a group (8 persons)	1,670,464	15.5%(14)

*
Represents less than 1% of all of the outstanding shares of Common Stock (as calculated in accordance with footnote (2) below).

(1)
Unless otherwise indicated, the address for all persons shown is c/o Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371.

(2)
Based on 10,760,871 shares of Common Stock outstanding on April 29, 2022, together with the applicable options and warrants held by the respective stockholder in the table above that become exercisable within 60 days.

(3)
This information is based upon a Schedule 13D (Amendment No. 9) filed jointly by DST Capital LLC (“DST Capital”), and Bin Zhao reporting beneficial ownership as of September 1, 2021. Consists of 3,680,722 shares of Common Stock and warrants to purchase up to 332,000 shares of Common Stock. The warrants are subject to a 49.99% beneficial ownership limitation, if applicable.

(4)
This information is based upon a Schedule 13D filed by An Zhang reporting beneficial ownership as of September 1, 2021.

(5)
This information is based upon a Schedule 13D filed by Du Xiaoyu reporting beneficial ownership as of May 29, 2018.

(6)
Includes 111,984 shares of Common Stock, warrants to purchase up to 36,232 shares of Common Stock, as well as options to acquire 64,849 shares of Common Stock that are exercisable within 60 days of April 29, 2022.

(7)
Includes 300,000 warrants transferred from DST Capital to Mr. Yu’s wife, of which such warrants Mr. Yu disclaims beneficial ownership, 50,655 shares of Common Stock, as well as options to acquire 153,851 shares of Common Stock that are exercisable within 60 days of April 29, 2022.

(8)
Includes options to acquire 174,597 shares of Common Stock that are exercisable within 60 days of April 29, 2022.

(9)
Includes 36,000 shares of Common Stock, warrants to purchase up to 174,000 shares of Common Stock, and options to acquire 93,653 shares of Common Stock that are exercisable within 60 days of April 29, 2022.

(10)
Includes 235,135 shares of Common Stock and options to acquire 14,717 shares of Common Stock exercisable within 60 days of April 29, 2022.

(11)
Includes options to acquire 87,369 shares of Common Stock that are exercisable within 60 days of April 29, 2022.

(12)
Includes options to acquire 51,323 shares of Common Stock that are exercisable within 60 days of April 29, 2022.

(13)
Includes options to acquire 86,099 shares of Common Stock that are exercisable within 60 days of April 29, 2022.

(14)
Includes options to acquire 726,458 shares of Common Stock and warrants to purchase up to 510,232 shares of Common Stock, that are all exercisable within 60 days of April 29, 2022, and 433,774 shares of Common Stock. Includes warrants to purchase up to 300,000 shares of Common Stock transferred from DST Capital to Mr. Yu’s wife, of which such warrants Mr. Yu disclaims beneficial ownership.

EQUITY COMPENSATION PLAN INFORMATION
The following table sets forth information as of December 31, 2021 concerning the number of shares of Common Stock issuable under our existing equity compensation plans.
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Restricted Stock Units, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants, and Rights	Number of Securities Remaining Available For Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders(1)	2,332,603	3.93	2,747,676(2)
Equity compensation plans not approved by security holders	—	—	—
Total	2,332,603	3.93	2,747,676

(1)
Consists of our Amended and Restated Equity Incentive Plan and our Employee Stock Purchase Plan.

(2)
Includes 2,744,710 shares available for future issuance under our Amended and Restated Equity Incentive Plan and 2,966 shares available for future issuance under our Employee Stock Purchase Plan.

TRANSACTIONS WITH RELATED PERSONS
The Audit Committee charter sets forth the standards, policies and procedures that we follow for the review, approval or ratification of any related person transaction that we are required to report pursuant to Item 404(a) of Regulation S-K promulgated by the Securities and Exchange Commission. Under the Audit Committee charter, which is in writing, the Audit Committee must conduct an appropriate review of these related person transactions on an ongoing basis, and the approval of the Audit Committee is required for all such transactions. The Audit Committee relies on management to identify related person transactions and bring them to the attention of the Audit Committee.
During the 2020 and 2021 fiscal years, we were not a participant in any related person transactions that required disclosure under this heading.
DELINQUENT SECTION 16(a) REPORTS
Our executive officers, Directors and beneficial owners of more than 10% of our Common Stock are required under Section 16(a) of the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Copies of those reports must also be furnished to us.

Based solely on a review of the copies of the reports furnished to us, and written representations from certain reporting persons that no other reports were required, we believe that during the year ended December 31, 2021, the reporting persons complied on a timely basis with all Section 16(a) filing requirements applicable to them, except for Peter Pellegrino, whose Form 3 filing, and Junli He, whose initial Form 3 and related Form 4 filing, reporting a stock award, were late.
EXPENSES OF SOLICITATION
We will pay the entire expense of soliciting proxies for the Annual Meeting. In addition to solicitations by mail, certain of our Directors, officers and employees (who will receive no compensation for their services other than their regular compensation) may solicit proxies by telephone, telegram, personal interview, facsimile, e-mail or other means of electronic communication. Banks, brokerage houses, custodians, nominees and other fiduciaries have been requested to forward proxy materials to the beneficial owners of shares of Common Stock held of record by them as of the Record Date, and such custodians will be reimbursed for their expenses.
SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING
In order to be considered for inclusion in our proxy statement and form of proxy for our 2023 annual meeting, stockholder proposals intended to be presented at our 2023 annual meeting of stockholders must be received by us on or before January 2, 2023. These proposals must also comply with the rules of the Securities and Exchange Commission governing the form and content of proposals in order to be included in our proxy statement and form of proxy and should be mailed to: Secretary, Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371.
To the extent a stockholder of record wishes to have a stockholder proposal considered at an annual meeting even though such proposal is not included in our proxy statement, our By-laws provide that such stockholder of record must provide written notice of such proposal and appropriate supporting documentation, as set forth in the By-laws, to our Secretary at our principal executive office not less than 90 days or not more than 120 days prior to the first anniversary of the date of the preceding year’s annual meeting. In the event, however, that the annual meeting is scheduled to be held more than 30 days before such anniversary date or more than 60 days after such anniversary date, notice must be delivered not earlier than 120 days prior to the date of such meeting and not later than the later of (i) 10 days following the date of public announcement of the date of such meeting or (ii) 90 days prior to the date of such meeting. Proxies solicited by the Board of Directors will confer discretionary voting authority on the proxy holders with respect to these proposals, subject to rules of the Securities and Exchange Commission governing the exercise of this authority.
SUBMISSION OF SECURITYHOLDER RECOMMENDATIONS FOR DIRECTOR CANDIDATES
All securityholder recommendations for Director candidates must be submitted in writing to our Secretary at Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371, who will forward all recommendations to the Governance Committee. All securityholder recommendations for Director candidates must be submitted to us not less than 120 calendar days prior to the anniversary of the date on which our proxy statement was released to securityholders in connection with the previous year’s annual meeting. All securityholder recommendations for Director candidates must include:
•
the name and address of record of the securityholder,

•
a representation that the securityholder is a record holder of our securities, or if the securityholder is not a record holder, evidence of ownership in accordance with Rule 14a-8(b)(2) of the Securities Exchange Act of 1934,

•
the name, age, business and residential address, educational background, public company directorships, current principal occupation or employment, and principal occupation or employment for the preceding five full fiscal years of the proposed Director candidate,

•
a description of the qualifications and background of the proposed Director candidate which addresses the minimum qualifications and other criteria for Board membership approved by the Board of Directors and set forth in the Governance Committee Charter,

•
a description of all arrangements or understandings between the securityholder and the proposed Director candidate,

•
the consent of the proposed Director candidate to be named in the proxy statement, to have all required information regarding such Director candidate included in the proxy statement, and to serve as a Director if elected, and

•
any other information regarding the proposed Director candidate that is required to be included in a proxy statement filed pursuant to the rules of the Securities and Exchange Commission.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS
Stockholders wishing to communicate with the Board of Directors may do so by sending a written communication to any Director at the following address: Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371. The mailing envelope should contain a notation indicating that the enclosed letter is a “Stockholder-Board Communication”. All such letters should clearly state whether the intended recipients are all members of the Board of Directors or certain specified individual Directors. Our Secretary or his designee will make a copy of any stockholder communication so received and promptly forward it to the Director or Directors to whom it is addressed.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee is responsible for the appointment, retention, termination, compensation and oversight of the work of our independent registered public accounting firm for the purpose of preparing or issuing an audit report or related work. To execute this responsibility, the Audit Committee engages in a comprehensive annual evaluation of the independent auditor’s qualifications, performance and independence and whether the independent registered public accounting firm should be rotated, and considers the advisability and potential impact of selecting a different independent registered public accounting firm.
Wei, Wei & Co., LLP has served as our independent registered public accounting firm since July 6, 2021. Prior to Wei, Wei & Co., LLP, RSM US LLP had served as our independent registered public accounting firm since July 10, 2018. The Audit Committee and the Board of Directors are commencing a competitive process to determine our independent registered public accounting firm for the fiscal year ending December 31, 2022. As such, the Board of Directors has not submitted any appointment of an independent registered public accounting firm to our stockholders for ratification in connection with the Annual Meeting.
We do not expect a representative of Wei, Wei & Co., LLP to be present at the Annual Meeting, and as such they will not have an opportunity to make a statement or will be available to respond to appropriate questions.
The following table provides a summary of fees for professional services provided by Wei, Wei & Co., our current independent registered public accounting firm, and RSM US, LLP, our former independent registered public accounting firm, during the fiscal years ended December 31, 2021 and 2020, respectively, in each of the following categories as set forth in the table below.
	2021	2020	Total
Audit Fees(1)	$124,100	$228,184	$350,284
Tax Fees(2)	34,920	18,585	55,505
Total Fees	$159,020	$246,769	$405,789

(1)
Audit Fees for both 2021 and 2020 included fees associated with the annual audit of our consolidated financial statements, and the reviews of our Quarterly Report on Form 10-Q. Audit Fees for Wei, Wei & Co., LLP and RSM for 2021 included fees relating to the filing of a Registration Statement on Form S-8.

(2)
Tax Fees included domestic and international tax compliance, tax advice and tax planning.

All of the services performed in the years ended December 31, 2021 and December 31, 2020 were pre-approved by the Audit Committee. It is the Audit Committee’s policy to pre-approve all audit and permitted non-audit services to be provided to us by the independent registered public accounting firm. The Audit Committee’s authority to pre-approve non-audit services may be delegated to one or more members of the Audit Committee, who shall present all decisions to pre-approve an activity to the full Audit Committee at its first meeting following such decision. The Audit Committee has delegated this pre-approval authority to its Chairman for non-audit services with aggregate fees of $10,000 or less. In addition, the Audit Committee has considered whether the provision of the non-audit services above is compatible with maintaining the independent registered public accounting firm’s independence.

PROPOSAL 2
NON-BINDING ADVISORY VOTE ON THE COMPENSATION
OF OUR NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, the board of directors is asking stockholders to approve an advisory (non-binding) resolution on the compensation of our named executive officers. The vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. The text of the resolution is as follows:
RESOLVED, that the stockholders of Biostage, Inc. approve, on a non-binding, advisory basis, the compensation of the Company’s named executive officers as disclosed in the proxy statement for the Company’s 2022 annual meeting of stockholders pursuant to Item 402 of Regulation S-K, including the Summary Compensation Table and related compensation tables and narrative discussion within the “Executive Compensation” section of the Company’s proxy statement.
We have designed our compensation and benefits program and philosophy to attract, retain and incentivize talented, qualified and committed executive officers that share our philosophy and desire to work toward our goals. We believe that our executive compensation program aligns individual compensation with the short-term and long-term performance of the Company.
The vote regarding the compensation of our named executive officers described in this Proposal No. 2, referred to as a “say-on-pay vote,” is advisory, and is, therefore, not binding on the Company or the board of directors. Although non-binding, the board of directors and the compensation committee value the opinions that stockholders express in their votes and will review the voting results and take them into consideration as they deem appropriate when making future decisions regarding our executive compensation program.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval, on a non-binding advisory basis, of the compensation of our named executive officers as disclosed in this proxy statement.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE NON-BINDING APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DISCLOSED IN THIS PROXY STATEMENT.

PROPOSAL 3
NON-BINDING ADVISORY VOTE ON FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
In accordance with Section 14A of the Exchange Act, the Board of Directors is asking stockholders to vote on an advisory (non-binding) resolution regarding the frequency of future say-on-pay votes. Stockholders may indicate whether they would prefer an advisory vote on the compensation of our named executive officers once every one, two or three years. We are required to solicit stockholder votes on the frequency of future say-on-pay proposals at least once every six years, although we may seek stockholder input more frequently. The text of the resolution is as follows:
RESOLVED, that the stockholders of Biostage, Inc. approve the submission by the Company of a non-binding, advisory say-on-pay resolution pursuant to Section 14A of the Exchange Act every:
•
one year;

•
two years; or

•
three years.

At the Annual Meeting, stockholders may cast a vote on the frequency of a say-on-pay vote by choosing the option of one year, two years, three years or abstaining from voting.
The Board of Directors believes that, of the three choices, submitting an advisory (non-binding) say-on-pay resolution to stockholders every year is the most appropriate choice. We believe that say-on-pay votes should be conducted every year so that stockholders may annually express their views on our executive compensation program, and accordingly, the board of directors recommends that this vote be held every year. It should be noted, however, that stockholders are not voting to approve or disapprove the board of directors’ recommendation on this matter. The compensation committee, which administers our executive compensation program, values the opinions expressed by stockholders in these votes and will continue to consider the outcome of these votes in making its decisions on executive compensation.
Vote Required
The affirmative vote of a majority of the voting power of the outstanding voting stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon is required for the approval, on a non-binding advisory basis, of the frequency of future advisory votes on the compensation of our named executive officers. However, because stockholders have several voting choices with respect to the proposal on the frequency of future non-binding votes on executive compensation, it is possible that no single choice will receive a majority vote. In light of the foregoing, the board of directors will consider the outcome of the vote when determining the frequency of future non-binding votes on executive compensation.
OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE OF “1 YEAR” FOR THE NON-BINDING APPROVAL OF THE FREQUENCY OF FUTURE ADVISORY VOTES ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.

MULTIPLE STOCKHOLDERS SHARING THE SAME ADDRESS
Owners of Common Stock in street name may receive a notice from their broker or bank stating that only one notice of internet availability of proxy materials, annual report or proxy statement will be delivered to multiple stockholders sharing an address. This practice, known as “householding,” is designed to reduce printing and postage costs. However, if any stockholder residing at such an address wishes to receive a separate notice of internet availability of proxy materials, annual report, or proxy statement, we will promptly deliver a separate copy to any stockholder upon written or oral request to our investor relations department at Biostage, Inc., 84 October Hill Road, Suite 11, Holliston, Massachusetts 01746-1371 or by telephone at (774) 233-7300. In addition, any stockholder who receives multiple copies at the same address can request delivery of a single copy by notifying our investor relations department pursuant to the contact information provided above.
OTHER MATTERS
The Board of Directors does not know of any matters, other than those described in this Proxy Statement that will be presented for action at the Annual Meeting. If other matters are duly presented, proxies will be voted in accordance with the best judgment of the proxy holders.
YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING VIRTUALLY, PLEASE CAST YOUR VOTE ONLINE, BY TELEPHONE OR BY COMPLETING, DATING, SIGNING AND PROMPTLY RETURNING YOUR PROXY CARD OR VOTING INSTRUCTIONS CARD IN THE POSTAGE-PAID ENVELOPE (WHICH WILL BE PROVIDED TO THOSE STOCKHOLDERS WHO REQUEST PAPER COPIES OF THESE MATERIALS BY MAIL) BEFORE THE ANNUAL MEETING SO THAT YOUR SHARES ARE REPRESENTED AT THE ANNUAL MEETING.
THIS PROXY STATEMENT IS ACCOMPANIED BY THE COMPANY’S ANNUAL REPORT TO STOCKHOLDERS FOR THE YEAR ENDED DECEMBER 31, 2021. THE COMPANY WILL FURNISH, WITHOUT CHARGE, A COPY OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2021 AND ANY EXHIBITS THERETO TO ANY STOCKHOLDER, UPON WRITTEN REQUEST TO BIOSTAGE, INC., 84 OCTOBER HILL ROAD, SUITE 11, HOLLISTON, MASSACHUSETTS 01746-1371. A LIST OF STOCKHOLDERS ENTITLED TO VOTE AT THE ANNUAL MEETING WILL BE AVAILABLE FOR INSPECTION BY STOCKHOLDERS DURING REGULAR BUSINESS HOURS AT OUR OFFICES AND THE OFFICES OF OUR TRANSFER AGENT DURING THE TEN DAYS PRIOR TO THE ANNUAL MEETING AS WELL AS AT THE VIRTUAL ANNUAL MEETING.

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. on June 21, 2022. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

The Board of Directors recommends you vote FOR Nominees (01) and (02):

	For All	Withhold All	For All Except
1. Election of Directors	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

Nominees

01) Jason Jing Chen   02) Herman Sanchez

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

0000569168_1 R1.0.0.24

SCAN TOVIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation up until 11:59 P.M. on June 21, 2022. Have your proxy card in handwhen you access the website and follow the instructions to obtain your recordsand to create an electronic voting instruction form.During the Meeting - Go to www.virtualshareholdermeeting.com/BSTG2022You may attend the meeting via the Internet and vote during the meeting. Have theinformation that is printed in the box marked by the arrow available and followinstructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M.Eastern Time on June 21, 2022. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717. BIOSTAGE, INC.84 OCTOBER HILL ROAD, SUITE 11HOLLISTON, MA 01746 TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLY The Board of Directors recommends you vote FOR proposal 2: For Against Abstain2. To implement a non-binding approval of the compensation of our named executive officers.The Board of Directors recommends you vote 1 YEAR for proposal 3: 1 year 2 years 3 years Abstain3. To implement a non-binding approval of the frequency of future advisory votes on the compensation of our namedexecutive officers.NOTE: Such 1. Election of DirectorsNominees01) Jason Jing Chen 02) Herman Sanchez To withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below. Please sign exactly as your name(s) appear(s) hereon. When signing asattorney, executor, administrator, or other fiduciary, please give fulltitle as such. Joint owners should each sign personally. All holders mustsign. If a corporation or partnership, please sign in full corporate orpartnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice & Proxy Statement and Form 10-K are available at www.proxyvote.com

BIOSTAGE, INC.
Annual Meeting of Stockholders
June 22, 2022 8:00 AM, EDT
To be held virtually at: www.virtualshareholdermeeting.com/BSTG2022
This proxy is solicited by the Board of Directors

I have received the Notice of 2022 Annual Stockholders' Meeting to be held on June 22, 2022, and the related Proxy Statement furnished by Biostage, Inc.'s Board of Directors.

The stockholder(s) hereby appoint(s) Shunfu Hu and Peter Pellegrino, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of BIOSTAGE, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 8:00 A.M., EDT held live via audio webcast at www.virtualshareholdermeeting.com/BSTG2022, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side

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